Exhibit 99.2

UHOS Q2 2016 Earnings Teleconference August 9, 2016

Forward Looking Statements Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Universal Hospital Services, Inc. believes statements in this presentation looking forward in time involve risks and uncertainties based on management’s current views and assumptions. Actual events may differ materially. Please refer to the cautionary statement regarding forward-looking statements and risk factors that appear in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, and other filings with the SEC, which can be accessed at www.UHS.com under “Investors.” This presentation contains non-GAAP measures as defined by SEC rules. Reconciliations of these measures to the most directly comparable GAAP measures are contained in the appendix. 2

Second Quarter 2016 Update CEO remarks 3

Financial Review 4

Selected Financial Data * Refer to Appendix for ASC 805 depreciation and Asset Impairment charge on the Depreciation & Amortization Reconciliation 5 (In millions) LTM 2016 2015 % Chg 2016 2015 % Chg 2016 Consolidated Revenues 117.6 $ 112.3 $ 4.7% 239.7 $ 225.8 $ 6.2% 462.6 $ Cash Gross Margin 56.3 54.2 3.9% 113.0 110.7 2.1% 220.8 % of Revenue 47.9% 48.3% 47.1% 49.0% 47.7% Historical Depreciation (17.6) (17.1) (34.3) (35.0) (68.8) Gross Margin * 38.7 37.1 4.3% 78.7 75.7 3.2% 152.0 % of Revenue 32.9% 33.0% 32.8% 33.5% 32.9% Adjusted SG&A 23.2 23.4 -1.0% 48.9 46.5 5.2% 98.6 % of Revenue 19.7% 20.8% 20.4% 20.6% 21.3% Non Controlling Interest 0.1 0.1 0.2 0.2 0.4 % of Revenue 0.1% 0.1% 0.1% 0.1% 0.1% Adjusted EBITDA 33.0 $ 30.7 $ 7.5% 63.8 $ 64.0 $ -0.3% 121.8 $ 2nd Quarter June YTD

Medical Equipment Solutions Trend Analysis Revenue growth for the quarter was driven by advances in 360 solutions. Gross margin rate declines in Q2 to reflect increased spend to improve the quality of our owned fleet. SUPPLEMENTAL & PEAK NEEDS USAGE SOLUTIONS CUSTOMIZED EQUIPMENT AGREEMENTS SOLUTIONS 360 ON-SITE MANAGED SOLUTIONS SPECIALTY MEDICAL EQUIPMENT SALES, DISTRIBUTION AND DISPOSAL SOLUTIONS Excludes Asset Impairment charge of $0.0 for Q2 2016, $0.0 for Q2 2015, and $1.6 for LTM 2016 6 (In millions) LTM 2016 2015 % Chg 2016 2015 % Chg 2016 Revenues 74.9 $ 71.1 $ 5.4% 155.2 $ 145.2 $ 6.9% 295.1 $ Cash Gross Margin 42.8 41.2 3.8% 85.8 85.3 0.6% 166.8 % of Revenue 57.1% 58.1% 55.3% 58.8% 56.5% . Historical Depreciation * (15.7) (15.2) (30.5) (31.4) (61.1) Gross Margin * 27.1 $ 26.0 $ 4.2% 55.3 $ 53.9 $ 2.6% 105.6 $ % of Revenue 36.2% 36.6% 35.6% 37.1% 35.8% June YTD 2nd Quarter

Clinical Engineering Solutions Trend Analysis Revenue growth in Q2 driven by advances in managed solutions. Gross margin rate YTD is slightly favorable to prior year. SUPPLEMENTAL MAINTENANCE AND REPAIR SOLUTIONS 360 ON-SITE MANAGED SOLUTIONS MANUFACTURER SERVICES SOLUTIONS 7 (In millions) LTM 2016 2015 % Chg 2016 2015 % Chg 2016 Revenues 25.5 $ 24.8 $ 2.7% 51.0 $ 49.2 $ 3.8% 101.0 $ Cash Gross Margin 5.0 5.0 0.8% 10.8 10.4 3.8% 21.6 % of Revenue 19.7% 20.1% 21.2% 21.2% 21.4% Historical Depreciation (0.2) (0.3) (0.4) (0.5) (0.9) Gross Margin 4.8 $ 4.7 $ 1.9% 10.4 $ 9.9 $ 5.1% 20.7 $ % of Revenue 18.9% 19.1% 20.3% 20.1% 20.5% 2nd Quarter June YTD

Surgical Services Trend Analysis Q2 revenue growth of 4.8% driven primarily by organic growth in most modalities. Gross margin rate improvements driven by higher leverage from volume growth and mix. ON-DEMAND AND SCHEDULED USAGE SOLUTIONS 360 ON-SITE MANAGED SOLUTIONS 8 (In millions) LTM 2016 2015 % Chg 2016 2015 % Chg 2016 Revenues 17.2 $ 16.4 $ 4.8% 33.5 $ 31.4 $ 6.7% 66.5 $ Cash Gross Margin * 8.5 8.0 7.4% 16.4 15.0 9.3% 32.5 % of Revenue 49.6% 48.5% 48.8% 47.8% 48.9% Historical Depreciation (1.7) (1.6) (3.4) (3.1) (6.8) Gross Margin * 6.8 $ 6.4 $ 6.2% 13.0 $ 11.9 $ 9.6% 25.7 $ % of Revenue 39.6% 39.0% 38.8% 37.9% 38.6% 2nd Quarter June YTD

Capital Structure / Liquidity 9 Liquidity Liquidity Remains Strong (In millions) 2016 Credit Facility $ 235.0 Borrowing Base 165.5 Borrowings/LOC 33.7 Available Liquidity $ 131.8 Memo Revolver maturity - May 2020 Original and Add-on Notes maturity - August 2020 (In millions) 6/30/2016 12/31/2015 Original Notes - 7.625% 425.0 425.0 Add-on Notes - 7.625% 220.0 220.0 Credit Facility 29.2 28.0 Consolidated Capital Leases 15.9 15.3 Subtotal Debt 690.1 688.3 Add: Accrued Interest 18.7 18.7 Total Debt and Interest 708.8 707.0 Memo Adjusted EBITDA* 121.8 $ 122.0 $ Leverage** 5.8 5.8 * LTM Adjusted EBITDA **Excludes unamortized bond premium of $8.5 and $9.4 for 2016 and 2015. Excludes deferred financing costs of $9.2M and $10.3M for 2016 and 2015. Refer to Appendix for reconciliation of Adjusted EBITDA Capital Structure **

2015 Actual 2016 Guidance Adjusted EBITDA $122.0 $124-129 Accrual CAPEX $49 $55-$65 Year-end Leverage 5.8x 5.6x-5.8x (In millions) Street Guidance for 2016 10

EBITDA Reconciliation: 2016 & 2015 SG&A Reconciliation Depreciation and Amortization Reconciliation Appendix 11

12 EBITDA Reconciliation Adjusted EBITDA Reconciliation. Adjusted EBITDA is defined by UHS as Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”), before management, board and strategic fees, stock option expense, reorganization costs, ASC 805 impact, loss on extinguishment of debt, transaction and related costs, and non-recurring, unusual or infrequent expenses. In addition to using Adjusted EBITDA internally as a measure of operational performance, we disclose Adjusted EBITDA externally to assist analysts, investors and lenders in their comparisons of operational performance, valuation and debt capacity across companies with differing capital, tax and legal structures. Management also understands that some industry analysts and investors consider Adjusted EBITDA as a supplementary non-GAAP financial measure useful in analyzing a company’s ability to service debt. Adjusted EBITDA, however, is not a measure of financial performance under Generally Accepted Accounting Principals (“GAAP”) and should not be considered as an alternative to, or more meaningful than, net income as a measure of operating performance or to cash flows from operating, investing or financing activities or as a measure of liquidity. Since Adjusted EBITDA is not a measure determined in accordance with GAAP and is thus susceptible to varying interpretations and calculations, Adjusted EBITDA, as presented, may not be comparable to other similarly titled measures of other companies. Adjusted EBITDA does not represent an amount of funds that is available for management’s discretionary use. A reconciliation of consolidated net income (loss) to EBITDA and Adjusted EBITDA is included below. (In millions) LTM 2016 2015 2016 2015 2016 Net loss attributable to UHS (0.7) $ (1.9) $ (5.4) $ (9.0) $ (25.0) $ Interest expense 13.1 13.3 26.1 26.6 52.7 Provision for income taxes 0.2 0.2 0.4 0.3 0.9 Depreciation and amortization 21.5 21.7 42.4 46.2 88.0 EBITDA 34.1 33.3 63.5 64.1 116.6 Gain on Settlement (2.8) (5.7) (2.8) (5.7) (2.8) Management, board & strategic fees 0.9 2.4 1.6 4.5 2.8 Restructuring, acquisition and integration expenses - - - - 2.3 Stock expense 0.8 0.7 1.5 1.1 2.9 Adjusted EBITDA 33.0 $ 30.7 $ 63.8 $ 64.0 $ 121.8 $ June YTD 2nd Quarter

SG&A Reconciliation 13 (In millions) LTM 2016 2015 2016 2015 2016 SG&A per GAAP to Adjusted SG&A SG&A per GAAP 28.8 30.9 60.1 61.2 121.4 Management, Board, & Strategic Fees (0.9) (2.4) (1.6) (4.5) (2.8) Stock Expense (0.8) (0.7) (1.5) (1.1) (2.9) Historical Depreciation & Amortization (1.1) (1.4) (2.3) (3.0) (5.3) ASC 805 Depreciation & Amortization (2.8) (3.0) (5.8) (6.1) (11.8) Adjusted SG&A 23.2 $ 23.4 $ 48.9 $ 46.5 $ 98.6 $ 2nd Quarter June YTD

Depreciation & Amortization Reconciliations 14 (In millions) LTM 2016 2015 2016 2015 2016 Historical Medical Equipment Solutions Depreciation 15.7 $ 15.2 $ 30.5 $ 31.4 $ 61.1 $ Asset Impairment Charge - - - 1.7 1.6 Total Medical Equipment Solutions Depreciation 15.7 15.2 30.5 33.1 62.7 Historical Clinical Engineering Solutions Depreciation 0.2 0.3 0.4 0.5 0.9 Total Clinical Engineering Solutions Depreciation 0.2 0.3 0.4 0.5 0.9 Historical Surgical Services Depreciation 1.7 1.6 3.4 3.1 6.8 ASC 805 Surgical Services Depreciation - 0.2 0.1 0.4 0.5 Total Surgical Services Depreciation 1.7 1.8 3.5 3.5 7.3 Historical Gross Margin Depreciation 17.6 17.1 34.3 35.0 68.8 Gross Margin ASC 805 Depreciation - 0.2 0.1 0.4 0.5 Asset Impairment Charge - - - 1.7 1.6 Total Gross Margin Depreciation 17.6 17.3 34.4 37.1 70.9 Historical Selling, General, and Admin Depreciation 1.1 1.4 2.3 3.0 5.3 Total Selling, General, and Admin Depreciation 1.1 1.4 2.3 3.0 5.3 ASC 805 Selling, General, and Admin Amortization 2.8 3.0 5.8 6.1 11.8 Total ASC 805 Selling, General, and Admin Amortization 2.8 3.0 5.8 6.1 11.8 Total Depreciation and Amortization 21.5 $ 21.7 $ 42.4 $ 46.2 $ 88.0 $ June YTD 2nd Quarter